EXHIBIT INDEX



                         GENERAL PUBLIC UTILITIES CORPORATION


                         JERSEY CENTRAL POWER & LIGHT COMPANY
                    EMPLOYEE SAVINGS PLAN FOR BARGAINING EMPLOYEES







          Consent of Independent Accountants                     Exhibit 24



          Report on Audits of Financial Statements               Exhibit 28
             for the Years Ended December 31, 1994
             and 1993